UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 5, 2008

Date of Report (Date of earliest event reported)

Macrovision Solutions Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22023	261739297
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

2830 De La Cruz Boulevard

Santa Clara, California 95050

(Address of principal executive offices, including zip code)

(408) 562-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a) Previous Independent Registered Public Accounting Firm.

The Audit Committee of Macrovision Solutions Corporation (the “Company”) recently participated in a public accounting firm proposal process and on June 5, 2008, approved the decision to change the Company’s independent registered public accounting firm from KPMG LLP to Ernst & Young LLP. KPMG was the Company’s independent registered public accounting firm of record prior to the Company’s acquisition of Gemstar-TV Guide. Ernst & Young LLP was the independent registered public accounting firm of record for Gemstar-TV Guide prior to its acquisition by the Company.

The audit reports of KPMG LLP on the consolidated financial statements of the Company and subsidiaries as of and for the years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2007, the Company adopted the provisions of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes.

As discussed in Note 10 to the consolidated financial statements, effective January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 123(R), Share-Based Payment, applying the modified-prospective method.

The audit reports of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2007, and on management’s assessment of the effectiveness of internal controls over financial reporting and the effectiveness of internal controls over financial reporting as of December 31, 2006, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2007, and the subsequent interim period through June 5, 2008, there were no: 1) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference in connection with their opinion to the subject matter of such disagreement; or 2) reportable events (as defined in Item304(a)(l)(v) of Regulation S-K).

The Company has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 10, 2008, is filed as Exhibit 16.1 hereto.

(b) New Independent Registered Public Accounting Firm.

On June 5, 2008, the Company appointed the accounting firm of Ernst & Young LLP as the independent registered public accounting firm for the Company, effective immediately. During the last two fiscal years and through June 5, 2008, the Company has not consulted with Ernst & Young LLP regarding (i) the application of accounting principles to a specified transaction or transactions, either completed or proposed, or the type of audit opinion Ernst & Young LLP might render on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item, or a “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

16.1 KPMG LLP letter dated June 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Macrovision Solutions Corporation
(Registrant)

Date: June 10, 2008	By:	/s/ Stephen Yu
Stephen Yu
EVP and General Counsel

Exhibit Index

Exhibit No.	Description

16.1	KPMG LLP letter dated June 10, 2008

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